SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                   FORM 8-K/A
                                (Amendment No. 1)

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



          Date of Report (Date of earliest event reported) May __, 1997


                             MB Software Corporation
              -----------------------------------------------------
             (Exact name of registrant as specified in its charter)

       Colorado                      0-11808                     59-2219994
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(State or other jurisdiction       (Commission File           (IRS Employer
     incorporation)                    Number)              Identification No.)



           2225 E. Randol Mill Road Suite 305, Arlington, Texas    76011
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            Address of principal executive offices)              (Zip Code)



Registrant's telephone number, including area code     817-633-9400
                                                    -------------------------






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Item 2.  Acquisition or Disposition of Assets

a)   Acquisition  of Assets.  On  February  6, 1997,  MB  Software  Corporation,
     ----------------------
     through its subsidiary MB Data Corporation, a Delaware corporation ( Purchaser"), acquired certain assets and business of Acorn CORF I Inc., a Nevada corporation, and Riverside CORF Inc., a Delaware corporation ( Seller"), by means of a Bill of Sale, Purchase Agreement, and an Assignment and Assumption Agreement between the Purchaser and Seller and shareholder, Oak Tree Medical Systems, Inc.

b)   Assets and Business Involved in the Acquisition.  Seller sold, transferred
     -----------------------------------------------
     and conveyed to Purchaser certain assets, rights, benefits, contracts, agreements and leases, etc. These assets include software source code and libraries owed or licensed by Seller, medical equipment, computer equipment, furniture, customer and prospect lists and accounts receivable as of February 6, 1997. Such assets will be used by Purchaser in the business for much the same purposes as previously utilized by the Seller.

c)   Consideration and Sources of Funds. Consideration for the above transaction
     ----------------------------------
     was as follows: 1) payment of $200,000 to Seller in three installments, 2) assumption of an obligation through the purchase of the obligor, Oak Tree receivables, Inc., to SAM Fund I, L.P. in the form of a loan of $1.62 million and certain other liabilities of Seller. Purchaser intends to satisfy the above listed financial requirements and obligations from internally generated funds from its MB Software Corporation medical receivables collections business and funds generated by the CORF business during the payment periods involved. If necessary, additional funds would be sought from loans and/or equity funding.

     The consideration paid for the assets and business of the Seller was mainly based on Seller's existing debt obligations and the revenue generating nature of the business and size of the customer base, as opposed to Seller's history of financial performance.

Item 7.  Financial Statements and Exhibits.

     Upon further review of the financial information and nature of the acquisition described in the Company's Form 8-K dated February 11, 1997, the Compaconcluded that no pro-forma financial settlements are required to be filed with respect to such acquisition.

     a. Exhibits.

     The following is a list of exhibits filed as part of this Current Report on Form 8-K.


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Exhibit
Number         Description of Exhibit
------         ----------------------
2.1            Purchase  Agreement  dated as of February 6, 1997, by and between
               Acorn CORF I Inc., a Nevada corporation, Riverside CORF I, Inc., a Florida corporation, Oak Tree Medical Systems, Inc., a Delaware corporation and MB Data Corporation, a Delaware corporation.*

2.2            Press Release*

*  Previously Filed


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                        MB Software Corporation



Date:  May ___, 1997

                                                   By: ________________________

                                                  Its: ________________________



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                                INDEX TO EXHIBITS


Exhibit
Number         Description of Exhibit
------         ----------------------

2.1 * Asset Purchase Agreement dated as of February 6, 1997, by and between Acorn CORF I, Inc., a Nevada corporation, Riverside CORF I, Inc., Oak Tree Medical Systems, Inc., and MB Data Corporation , a Delaware corporation.

2.2            * Press Release

* Previously Filed













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